UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015 (October 6, 2015)

Oxford Industries, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-04365
(State or other jurisdiction of incorporation)	(Commission File Number)

999 Peachtree Street, N.E., Suite 688, Atlanta, GA
(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 659-2424

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of Named Executive Officer

On October 6, 2015, Oxford Industries, Inc. (the “Company”) announced that Mr. Terry R. Pillow, Chief Executive Officer of the Company’s Tommy Bahama Group, will retire from this position effective January 30, 2016. A copy of the press release announcing Mr. Pillow’s retirement is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
99.1	Press Release of Oxford Industries, Inc., dated October 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.
October 7, 2015	/s/ Thomas E. Campbell
Name: Thomas E. Campbell
Title: Executive Vice President - Law & Administration, General Counsel and Secretary